UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

October 30, 2018

Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(604) 376-3567

 Registrant’s telephone number, including area code

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

SECTION 1 – REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01 Entry into a Material Definitive Agreement

On October 30, 2018, Body and Mind Inc. (the “Company”) entered into an investment agreement (the “Investment Agreement”) with Australis Capital Inc. (“Australis”), an Alberta corporation that has its common shares listed on the Canadian Securities Exchange (the “CSE”), whereby Australis has agreed to acquire:

(a)	16,000,000 units (each, a “Unit”) of the Company, with each Unit being comprised of one share of common stock (a “Common Share”) of the Company and one common share purchase warrant (a “Warrant”) of the Company at a purchase price of CAD$0.40 per Unit for gross proceeds of CAD$6,400,000; and

(b)	CAD$1,600,000 principal amount 8% unsecured convertible debentures (the “Debentures”) of the Company having a maturity date of two years from the date of issue,

(collectively, the “Financing”).

Each Warrant is exercisable to acquire one Common Share of the Company (a “Warrant Share”) at an exercise price of CAD$0.50 per Warrant Share for a period of two years from the date of issue, subject to adjustment and acceleration in certain circumstances. If the closing price of the Common Shares on the CSE (or such other stock exchange on which the Common Shares are then listed) is equal to or greater than CAD$1.20 for 30 consecutive trading days, the Company may accelerate the expiration date of the Warrants on 30 days’ notice to Australis. The form of warrant certificate is attached to the Investment Agreement as Appendix I.

The Debentures will bear interest from the date of issuance (the “Issue Date”) at a rate of 8% per annum, calculated and payable semi-annually, in arrears. Repayment of the then outstanding principal amount of the Debentures, together with any accrued and unpaid interest thereon, is to be made on or prior to 5:00 p.m. (Vancouver time) on the date that is two years from the Issue Date (the “Maturity Date”). The Debentures are convertible at the option of Australis into Common Shares at a conversion price equal to CAD$0.55 per Common Share up to the Maturity Date, subject to adjustment and acceleration in certain circumstances. If, at any time after the Issue Date and prior to the Maturity Date, the closing price of the Common Shares on the CSE (or such other stock exchange on which the Common Shares are then listed) is equal to or greater than CAD$1.65 for 20 consecutive trading days, the Company may force the conversion of the then outstanding principal amount of the Debentures (and any accrued and unpaid interest thereon) at the then applicable conversion price on not less than 10 business days’ notice to Australis. The form of debenture certificate is attached to the Investment Agreement as Appendix II.

Pursuant to the terms of the Investment Agreement, the Company and Australis have agreed to negotiate in good faith a license agreement pursuant to which the Company will grant Australis an exclusive and assignable license to use the “BaM Body and Mind” brand outside of the United States of America on commercially reasonable terms.

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In addition, pursuant to the Investment Agreement, the Company will enter into a commercial advisory agreement (the “Commercial Advisory Agreement”) with Australis Capital (Nevada) Inc. (“Australis Nevada”), a wholly-owned subsidiary of Australis, pursuant to which Australis Nevada will provide advisory and consulting services to the Company pursuant to which the Company will pay Australis Nevdada a fee of US$10,000 per month payable on the first day of each month for a term ending on the date that is the earlier of (i) five years following the closing of the transactions contemplated by the Investment Agreement, and (ii) the date Australis no longer holds 10% or more of the issued and outstanding Common Shares. The form of Commercial Advisory Agreement is attached to the Investment Agreement as Appendix III.

Pursuant to the terms of the Investment Agreement and subject to certain exceptions, Australis will be entitled to maintain its’ pro rata ownership interest in the Company until such time as it no longer holds 10% or more of the issued and outstanding Common Shares.

Furthermore, pursuant to the terms of the Investment Agreement and subject to applicable laws and the rules of the CSE, for as long as Australis owns at least 10% of the issued and outstanding Common Shares, Australis will be entitled to nominate one (1) director for election to the Board of Directors of the Company (the “Board”). If Australis exercises all of the Warrants and converts all of the Debentures purchased in the Financing, Australis will be entitled to nominate a second (2nd) director for election to the Board. For as long as Australis maintains ownership of at least 25% of the issued and outstanding Common Shares, Australis will be entitled to maintain two (2) directors on the Board provided that each director nominee must meet the requirements of applicable corporate, securities and other laws and rules of the CSE.

With respect to the proceeds from the Financing, the Investment Agreement provides that the proceeds will only by used by the Company as follows, unless otherwise agreed to in writing by Australis:

(a)	a maximum of $400,000, only $300,000 of which may be payable in cash, will be used to pay an Investment Advisory Fee to Canaccord Genuity Corp.;

(b)	US$1,175,000 will be used by the Company as partial payment of the Promissory Notes (as defined in the Investment Agreement) (the “Loan Repayment”), of which US$1,000,000 will remain owing to the Vendors (as defined in the Investment Agreement) after the Loan Repayment;

(c)	US$1,925,000 will be used by the Company for strategic acquisitions and/or investment opportunities within the State of Ohio;

(d)	US$1,650,000 (the “Build Out Funds”) will be allocated to the development, build out and equipment purchases for the NMG Ohio Dispensary and/or Ohio Production Facility, unless the parties agree to allocate the Build Out Funds to the development of the Nevada Production Facility;

(e)	$600,000 will be allocated towards the working capital of Third Party Trim Purchases (as defined in the Investment Agreement); and

(f)	the balance of the proceeds will be allocated towards the working capital of the Company.

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The foregoing description of the Investment Agreement does not purport to be complete and is qualified in its entirety by the Investment Agreement which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

The Investment Agreement closed on November 2, 2018, which included the closing of the Financing and the execution of the Commercial Advisory Agreement.

In connection with the closing of the Investment Agreement, the Company issued 322,581 shares of common stock in the capital of the Company (the “Advisory Shares”) and paid CAD$220,000 (inclusive of taxes) to Canaccord Genuity Corp. (“Canaccord”) pursuant to a strategic financial advisory agreement between the Company and Canaccord, dated October 26, 2018 (the “Financial Advisory Agreement”), whereby Canaccord provided financial advisory services to the Company with respect to the Investment Agreement.

Concurrent with the closing of the Investment Agreement, the Company entered into amending agreements (the “Amending Agreements”) with each of the Vendors (as defined in the Investment Agreement) with respect to promissory notes (the “Promissory Notes”) issued by the Company in favor of each of the Vendors upon closing of the certain Share Exchange Agreement between the Company and the Vendors, dated September 14, 2017, whereby the Company and Vendors, other than TI Nevada, LLC, agreed to amend the terms of the Promissory Notes to provide for:

(a)	a payment of 50% of the outstanding principal on or before November 12, 2018;

(b)	the remaining 50% of the outstanding principal to bear interest at 8% commencing on February 14, 2019 (the “Due Date”). All interest accrued under this Note shall be due and payable to Lender on a quarterly basis commencing on May 1, 2019, and continuing every three (3) months thereafter until all principal, interest, and other amounts payable under this Note have been paid. All outstanding principal, interest, and other amounts payable hereunder shall be due and payable in a balloon payment on the date (the “Maturity Date”) that is the earlier of:

(i)	12 months from the Due Date; and

(ii)	Within ten (10) business days after closing a financing subsequent to November 12, 2018 in the amount of not less than an aggregate of Five Million US Dollars (US$5,000,000). The Company has, at its sole discretion, and at any time and for whatever reason, the option to make payment in full or in partial payments to reduce the balance outstanding.

(c)	the Section titled “Default Rate” in the Promissory Note is hereby deleted in its entirety and replaced with the following:

From and after the occurrence of any Default in this Note, and until such Default has been cured, all outstanding amounts under this Note (including, but not limited to, interest and late charges) shall bear interest at a rate of FIFTEEN PERCENT (15%) annually (the “Default Rate”).

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(d)	the Section titled “Rights of Lender on Default” in the Promissory Note is hereby deleted in its entirety and replaced with the following:

Upon the occurrence of any Default, Lender shall be entitled to exercise any one or more of the following remedies without notice or demand:

(i)	to accelerate and declare the entire unpaid balance then due and payable under this Note to be immediately due and payable, even though the time of maturity as expressed herein shall not have arrived;

(ii)	to foreclose upon the Collateral pursuant to this Note and the Agreement; and

(iii)	to exercise any other right or remedy permitted by law;

and, with respect to TI Nevada, LLC, the Company, TI Nevada, LLC and all of the other Vendors agreed to amend the Promissory Note issued to TI Nevada, LLC to provide for:

(a)	payment of 100% of the outstanding principal on or before November 12, 2018; and

(b)	the Section titled “Default Rate” in the Promissory Note is hereby deleted in its entirety and replaced with the following:

From and after the occurrence of any Default in this Note, and until such Default has been cured, all outstanding amounts under this Note (including, but not limited to, interest and late charges) shall bear interest at a rate of FIFTEEN PERCENT (15%) annually (the “Default Rate”).

The foregoing description of the Amending Agreements does not purport to be complete and is qualified in its entirety by the form of Amending Agreement which is filed as Exhibit 10.2 hereto and is incorporated by reference herein.

SECTION 2 – FINANCIAL INFORAMTION

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Debentures and the Amending Agreements in relation to the Promissory Notes is incorporated by reference into this Item 2.03.

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SECTION 3 – SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

In connection with the Financing as described in Item 1.01 of this Current Report on Form 8-K, on November 2, 2018, the Company issued 16,000,000 Units of the Company to Australis, with each Unit being comprised of one Common Share and one Warrant of the Company at a purchase price of CAD$0.40 per Unit for gross proceeds of CAD$6,400,000.

In addition, on November 2, 2018, the Company issued Debentures in the principal amount of CAD$1,600,000 to Australis.

Furthermore, as partial consideration for the financial advisory services provided by Canaccord to the Company with respect to the Investment Agreement under the Financial Advisory Agreement as described in Item 1.01 of this Current Report on Form 8-K, on November 2, 2018, the Company issued 322,581 Common Shares to Canaccord.

The information set forth under Item 1.01 of this Current Report on Form 8-K with respect to the Financing is incorporated by reference into this Item 3.02.

In connection with the issuance of the Units and the Debentures to Australis and the Common Shares to Canaccord as described above, the Company relied on the exemption from registration under the U.S. Securities Act of 1933, as amended, provided by Rule 903 of Regulation S with respect to such issuances.

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective November 2, 2018, the board of directors of the Company accepted the resignation of Chris Macleod as a director of the Company.

Also on November 2, 2018, following the resignation of Mr. Macleod, the board of directors appointed Scott Dowty as a member of the Company’s board of directors.

As a result, the Company’s current directors and executive officers are as follows:

Name	Position
Leonard Clough	CEO, President and Director
Darren Tindale	CFO
Robert Hasman	Director
Kevin Hooks	Director
Dong Shim	Director
Scott Dowty	Director

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Scott Dowty (age 50) has over 25 years of experience evaluating companies and markets to identify key business drivers and spur rapid revenue and profit growth in competitive and highly regulated global markets. Mr. Dowty has held senior executive and corporate officer positions with numerous publicly traded U.S. based companies, and is currently the Chief Executive Officer and director of Australis Capital Inc. (CSE: AUSA) a company which identifies and invests in the cannabis industry predominately in the United States. In addition, Mr. Dowty is currently the Chief Revenue Officer of Apriva LLC, a leading provider of omnichannel payment solutions and secure mobile communications. Mr. Dowty started his payments career after nearly ten years of founding, building and successfully selling startups in Canada. He spent five years as director of CIBC Card Products and general manager and senior vice president at First Data International in Toronto, Canada between 1995 and 2005. Mr. Dowty transitioned to Las Vegas, Nevada in November 2005 serving Global Cash Access (NYSE:EVRI) as chief marketing officer (Section 16 Officer) and executive vice president responsible for all International business and much of the domestic operations. Prior to his position with Apriva LLC, Mr. Dowty was with CardConnect where he served as Chief Revenue Officer and Executive Vice president through their acquisition by Fintech Development Corp to CareConnect Inc (NASDAQ:CCN) which was subsequently acquired by First Data Corp (NYSE:FDC). Mr. Dowty is also the Founder and CEO of Passport Technology Inc., a leading developer of technology-based products and services for worldwide payments, gaming and financial services markets.

SECTION 7 – REGULATION FD

Item 7.01 Regulation FD Disclosure

On November 5, 2018, the Company issued a news release announcing that it has closed the previously announced Financing with Australis. Pursuant to the terms of the Investment Agreement, Australis acquired (i) 16,000,000 Units of the Company each comprised of one Common Share and one Warrant of the Company, at a purchase price of $0.40 per Unit for gross proceeds of $6,400,000, and (ii) $1,600,000 principal amount 8% unsecured Debentures of the Company maturing November 2, 2020.

Australis now holds approximately 25% of the issued and outstanding Common Shares of the Company. Assuming the exercise of the Warrants and the conversion of the Debentures, Australis would hold approximately 35,142,000 Common Shares of the Company, representing approximately 42% of the issued and outstanding Common Shares of the Company. The Units and Debentures are being acquired for investment purposes and Australis may increase or decrease its position as future circumstances may dictate and subject to applicable securities laws.

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The Company also announced the appointment of Mr. Scott Dowty as a director of the Company. Mr. Dowty will replace Chris Macleod on the board of directors. Mr. Dowty is the CEO and Director of Australis and brings 25 years of experience evaluating companies and markets to identify key business drivers, spur rapid revenue and profit growth in competitive and highly regulated global markets.

A copy of the November 5, 2018 news release is attached as Exhibit 99.2 hereto.

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On October 30, 2018, the Company issued a news release announcing that it has entered into a strategic Investment Agreement with Australis as disclosed above in Section 1.01.

A copy of the October 30, 2018 news release is attached as Exhibit 99.1 hereto.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(a) Financial Statements of Business Acquired

Not applicable.

(b) Pro forma Financial Information

Not applicable.

(c) Shell Company Transaction

Not applicable.

(d) Exhibits

Exhibit	Description
10.1	Investment Agreement between Australis Capital Inc. and Body and Mind Inc., dated October 30, 2018.

10.2	Form of Amending Agreement between Body and Mind Inc., DEP Nevada Inc., Nevada Medical Group LLC and the Vendor, dated November 2, 2018

99.1	News Release dated October 30, 2018.

99.2	News Release dated November 2, 2018.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

Date November 5, 2018	By:	/s/ Darren Tindale
Darren Tindale
Chief Financial Officer

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